UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2017
Lighting Science Group Corporation (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-20354 (Commission File Number)	23-2596710 (IRS Employer Identification No.)
1350 Division Road, Suite 204, West Warwick, RI 02893 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (321) 779-5520
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Series J Preferred Stock Subscription Agreement

On January 27, 2017, Lighting Science Group Corporation (the “Company”) entered into a Series J Preferred Stock Subscription Agreement (the “Subscription Agreement”) by and between the Company and LSGC Holdings III LLC (“Holdings III”), pursuant to which the Company issued 3,000 units of its securities (the “Series J Securities”) to Holdings III for $1,000 per Series J Security, or aggregate consideration of $3,000,000 (the “January 2017 Offering”). Each Series J Security consists of (a) one share of Series J Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series J Preferred Stock”), and (b) a warrant to purchase 2,650 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), at an exercise price of $0.001 per share (each, a “Series J Warrant”). The Series J Warrant issued to Holdings III as part of the Series J Securities contains substantially identical terms as the warrants previously issued to PCA LSG Holdings, LLC on January 3, 2014 and filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 8, 2014. The proceeds from the January 2017 Offering will be used by the Company for general corporate purposes. Pursuant to the terms of the Subscription Agreement, the Company may issue up to an additional 12,000 Series J Securities to approved purchasers between January 27, 2017 and December 31, 2017.

In connection with the January 2017 Series J Offering, on January 27, 2017, the Company filed a Certificate of Increase of Series J Preferred Stock (the “Certificate of Increase”) with the Secretary of State of the State of Delaware increasing the number of authorized shares of Series J Preferred Stock from 95,100 shares to 120,000 shares.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Sixth Amendment and Limited Consent to Medley Term Loan Agreement

On January 27, 2017, the Company entered into a Sixth Amendment and Limited Consent to Term Loan Agreement (the “Sixth Medley Amendment”) by and among the Company, Medley Capital Corporation (“Medley”) and the lenders from time to time party thereto (the “Medley Lenders”), which amends that certain Term Loan Agreement dated February 19, 2014 by and among the Company, Medley and the Medley Lenders (as amended from time to time and as the same may be further amended, modified or supplemented from time to time, the “Medley Term Loan Agreement”). Among other things, the Sixth Medley Amendment amends the definition of EBITDA in the Medley Term Loan Agreement to provide that the cash proceeds from the January 2017 Offering may be included in the calculation of EBITDA for purposes of determining compliance with the EBITDA and minimum Fixed Charge Coverage Ratio (as defined in the Medley Term Loan Agreement) covenant levels for certain specified covenant periods.

The foregoing description of the Sixth Medley Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Medley Amendment, which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K under the heading “Series J Preferred Stock Subscription Agreement” is incorporated by reference into this Item 3.02.

On January 27, 2017, the Company issued and sold 3,000 Series J Securities to Holdings III for $1,000 per Series J Security, or aggregate proceeds of $3,000,000, pursuant to the terms of the Subscription Agreement.

Each share of Series J Preferred Stock is convertible at any time, at the election of the holder thereof, into the number of shares of Common Stock (the “Optional Conversion Shares”) equal to the quotient obtained by dividing (a) $1,000 by (b) the $0.95 conversion price of the Series J Preferred Stock, subject to adjustment in accordance with the terms set forth in the Amended and Restated Certificate of Designation of Series J Preferred Stock (as amended from time to time, the “Series J Certificate of Designation”).

Upon the consummation of a qualified public offering (“QPO”) where (i) the gross proceeds received by the Company and any selling stockholders in the offering are no less than $100 million and (ii) the market capitalization of the Company immediately after consummation of the offering is no less than $500 million, each outstanding share of Series J Preferred Stock will automatically convert into the number of shares of Common Stock equal to the greater of (a) the number of Optional Conversion Shares or (b) the quotient obtained by dividing (x) $2,000 (subject to adjustment in accordance with the terms set forth in the Series J Certificate of Designation) by (y) the price per share of Common Stock paid by the public in the QPO.

The shares of Series J Preferred Stock and the Series J Warrants issued on January 27, 2017 were issued by the Company pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and the safe harbors for sales provided by Regulation D promulgated thereunder.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2017, the Company filed a Certificate of Increase of Series J Convertible Preferred Stock with the Secretary of State of the State of Delaware increasing the number of authorized shares of Series J Preferred Stock from 95,100 shares to 120,000 shares.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The information in the Exhibit Index of this Current Report is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: February 2, 2017	By:	/s/ Denis Murphy
	Name:	Denis Murphy
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit

4.1	Certificate of Increase of Series J Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on January 27, 2017.

10.1	Series J Preferred Stock Subscription Agreement dated January 27, 2017 by and between Lighting Science Group Corporation and LSGC Holdings III LLC.

10.2

Sixth Amendment and Limited Consent to Term Loan Agreement dated January 27, 2017 by and among Lighting Science Group Corporation, Medley Capital Corporation and the lenders from time to time party thereto.